Exhibit 99.1
EARNINGS RELEASE
By:    Expeditors International of Washington, Inc.
1015 Third Avenue, Suite 1200
Seattle, Washington 98104

CONTACTS:	R. Jordan Gates Bradley S. Powell
President and Chief Operating Officer    Senior Vice President and Chief Financial Officer
(206) 674-3427     (206) 674-3412
FOR IMMEDIATE RELEASE
__________________________________________________________________________________________________________________________________________________________________________
EXPEDITORS REPORTS THIRD QUARTER 2014 EPS OF $0.53 PER SHARE 1
SEATTLE, WASHINGTON - November 4, 2014, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced net earnings attributable to shareholders of $102,381,000 for the third quarter of 2014, as compared with $92,400,000 for the same quarter of 2013, an increase of 11%. Net revenues2 for the third quarter of 2014 increased 6% to $513,256,000 as compared with $484,902,000 for the same quarter in 2013. Total revenues and operating income were $1,705,105,000 and $159,131,000 in the third quarter of 2014, as compared with $1,537,966,000 and $146,313,000 for the same quarter of 2013, increases of 11% and 9%, respectively. Diluted net earnings attributable to shareholders per share for the third quarter were $0.53, as compared with $0.45 for the same quarter in 2013, an increase of 18%.
For the nine months ended September 30, 2014, net earnings attributable to shareholders was $277,507,000, as compared with $265,030,000 in 2013, an increase of 5%. Net revenues for the nine months increased to $1,462,556,000 from $1,404,781,000 for 2013, up 4%. Total revenues and operating income for the nine months were $4,795,891,000 and $436,777,000 in 2014, as compared with $4,454,398,000 and $418,410,000 for the same period in 2013, increases of 8% and 4%, respectively. Diluted net earnings attributable to shareholders per share for the first three quarters of 2014 were $1.40, as compared with $1.28 for the same period of 2013, an increase of 9%.
"These 2014 third quarter results have given us a great deal of confidence. Double digit growth in both air and ocean freight volumes, something we’ve not seen since the fourth quarter of 2010, resulted in double digit revenue growth and drove double digit net income growth. Firmer ocean pricing offset tightening margins in airfreight while customs brokerage and other services benefited commensurately with air and ocean volume increases," said Jeffrey S. Musser, President and Chief Executive Officer. "We experienced strong operating income growth in both the United States and Europe regions, which again compensated for relative weakness in the Asia Pacific and Middle East and India regions. Fundamentally, the things we look to as benchmarks for operational efficiency and financial achievement were in place this quarter. Our operational efficiency was highlighted by our ability to service double digit volume growth while expanding our operating income as a percentage of net revenue to 31%. Cash flow from operations, while down slightly year-over-year, was still very strong at nearly $87 million. We would also point out that by returning cash to shareholders via stock buy-backs over the course of the last 12 months, our third quarter 2014 EPS grew at a rate of 18%, as compared to a respectable net earnings growth rate of 11%," Musser went on to say.
"Looking forward to the fourth quarter, we are taking these third quarter results in stride. As we’ve said for years, trying to predict trends in these very fast changing air and ocean freight markets is futile. While heartened by the strength of ocean freight in the third quarter, so much of how the fourth quarter will turn out will depend on circumstances that are still playing out in the airfreight markets. Airfreight pricing is still very volatile. New product launches and increases in global demand certainly played out well in the third quarter," Musser continued. "The fourth quarter, with less seasonal ocean freight and more airfreight emphasis, has many more dynamics for us to manage. We are also keenly aware of the well-reasoned concerns about the state of the global economy. We’ll continue to focus on the things that have always been our hallmarks: solid execution, sound negotiation and unfailing customer service. We’re comfortable, backed by the dedication and capabilities of our 14,000+ proven employees working together globally, that we can make that happen," Musser concluded.
Expeditors is a global logistics company headquartered in Seattle, Washington. The company employs trained professionals in 185 full-service offices and numerous satellite locations located on six continents linked into a seamless worldwide network through an integrated information management system. Services include the consolidation or forwarding of air and ocean freight, customs brokerage, vendor consolidation, cargo insurance, time-definite transportation, order management, warehousing distribution and customized logistics solutions.

_______________________
1Diluted earnings attributable to shareholders per share.
2Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.
NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.
Third Quarter 2014 Earnings Release, November 4, 2014
Financial Highlights for the Three and Nine months ended September 30, 2014 and 2013 (Unaudited)
(in 000's of US dollars except share data)

	Three months ended September 30,			Nine months ended September 30,
	2014	2013	% Change	2014	2013	% Change
Revenues	$1,705,105	$1,537,966	11%	$4,795,891	$4,454,398	8%
Net revenues[1]	$513,256	$484,902	6%	$1,462,556	$1,404,781	4%
Operating income	$159,131	$146,313	9%	$436,777	$418,410	4%
Net earnings attributable to shareholders	$102,381	$92,400	11%	$277,507	$265,030	5%
Diluted earnings attributable to shareholders	$0.53	$0.45	18%	$1.40	$1.28	9%
Basic earnings attributable to shareholders	$0.53	$0.45	18%	$1.41	$1.28	10%
Diluted weighted average shares outstanding	195,001,267	207,368,792		197,953,810	207,351,569
Basic weighted average shares outstanding	194,419,071	206,516,194		197,305,251	206,478,746
_______________________
1Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.
During the nine-month period ended September 30, 2014, the Company repurchased 9,533,616 shares of common stock, net of issuances.

	Employee headcount as of September 30
	2014	2013
North America	5,152	4,820
Asia Pacific	3,839	3,931
Europe and Africa	2,428	2,324
Middle East and India	1,227	1,206
Latin America	737	675
Information Systems	687	655
Corporate	302	273
Total	14,372	13,884

	Year-over-year percentage increase in:
	Airfreight kilos	Ocean freight FEU
2014
July	11%	9%
August	11%	11%
September	15%	12%
Quarter	12%	11%
_______________________
Investors may submit written questions via e-mail to: investor@expeditors.com. Questions received by the end of business on November 7, 2014 will be considered in management's 8-K “Responses to Selected Questions” expected to be filed on or about November 21, 2014.

Disclaimer on Forward-Looking Statements:
Certain portions of this release contain forward-looking statements which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on ability to grow future revenues, grow and maintain margins during periods of pricing volatility, maintain or improve operating income as a percentage of net revenue, and control costs and headcount. Actual future results and trends may differ materially from historical results or those projected in any forward-looking statements depending on a variety of factors including, but not limited to, our ability to maintain consistent and stable operating results, future success of our business model, ability to control costs and perpetuate profits, changes in customer demand for Expeditors’ services caused by a general economic slow-down, customers’ inventory build-up, decreased consumer confidence, volatility in equity markets, energy prices, political changes, foreign exchange rates, regulatory actions or changes or the unpredictable acts of competitors and other risks, risk factors and uncertainties detailed in our Annual Report as updated by our reports on Form 10-Q, filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except share data)
(Unaudited)

	September 30, 2014	December 31, 2013
Assets
Current Assets:
Cash and cash equivalents	$990,480	$1,247,652
Short-term investments	40,317	26,337
Accounts receivable, net	1,183,167	1,073,500
Deferred Federal and state income taxes	20,782	18,396
Other current assets	83,226	49,384
Total current assets	2,317,972	2,415,269
Property and equipment, net	545,366	563,064
Goodwill	7,927	7,927
Other assets, net	54,788	28,552
	$2,926,053	$3,014,812
Liabilities and Equity
Current Liabilities:
Accounts payable	746,193	648,156
Accrued expenses, primarily salaries and related costs	194,546	200,301
Federal, state and foreign income taxes	22,059	21,743
Total current liabilities	962,798	870,200
Deferred Federal and state income taxes	59,325	58,281

Commitments and contingencies

Shareholders’ Equity:
Preferred stock; none issued	—	—
Common stock, par value $0.01 per share. Issued and outstanding 193,019,604 shares at September 30, 2014 and 202,553,220 shares at December 31, 2013	1,930	2,025
Additional paid-in capital	1,055	1,647
Retained earnings	1,920,166	2,087,376
Accumulated other comprehensive loss	(21,778)	(6,265)
Total shareholders’ equity	1,901,373	2,084,783
Noncontrolling interest	2,557	1,548
Total equity	1,903,930	2,086,331
	$2,926,053	$3,014,812

04-November-2014	Expeditors International of Washington, Inc.	Page 3 of 7

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Earnings
(In thousands, except share data)
(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2014	2013	2014	2013
Revenues:
Airfreight services	$686,434	$628,116	$2,000,829	$1,891,459
Ocean freight and ocean services	600,483	525,193	1,606,145	1,462,679
Customs brokerage and other services	418,188	384,657	1,188,917	1,100,260
Total revenues	1,705,105	1,537,966	4,795,891	4,454,398
Operating Expenses:
Airfreight services	516,969	466,699	1,503,064	1,414,634
Ocean freight and ocean services	475,460	409,649	1,266,551	1,135,299
Customs brokerage and other services	199,420	176,716	563,720	499,684
Salaries and related costs	272,548	261,613	789,257	765,599
Rent and occupancy costs	26,396	24,542	76,959	73,447
Depreciation and amortization	12,741	12,629	37,540	35,581
Selling and promotion	9,240	8,306	26,704	23,891
Other	33,200	31,499	95,319	87,853
Total operating expenses	1,545,974	1,391,653	4,359,114	4,035,988
Operating income	159,131	146,313	436,777	418,410
Other Income (Expense):
Interest income	2,793	2,967	8,254	9,280
Other, net	2,336	1,212	5,245	7,068
Other income, net	5,129	4,179	13,499	16,348
Earnings before income taxes	164,260	150,492	450,276	434,758
Income tax expense	61,463	57,763	171,556	168,756
Net earnings	102,797	92,729	278,720	266,002
Less net earnings attributable to the noncontrolling interest	416	329	1,213	972
Net earnings attributable to shareholders	$102,381	$92,400	$277,507	$265,030
Diluted earnings attributable to shareholders per share	$0.53	$0.45	$1.40	$1.28
Basic earnings attributable to shareholders per share	$0.53	$0.45	$1.41	$1.28
Dividends declared and paid per common share	$—	$—	$0.32	$0.30
Weighted average diluted shares outstanding	195,001,267	207,368,792	197,953,810	207,351,569
Weighted average basic shares outstanding	194,419,071	206,516,194	197,305,251	206,478,746

04-November-2014	Expeditors International of Washington, Inc.	Page 4 of 7

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2014	2013	2014	2013
Operating Activities:
Net earnings	$102,797	$92,729	$278,720	$266,002
Adjustments to reconcile net earnings to net cash from operating activities:
Provision for losses (recoveries) on accounts receivable	564	1,496	(55)	2,537
Deferred income tax (benefit) expense	(2,085)	(33,185)	8,000	(20,245)
Excess tax benefits from stock plans	(47)	—	(1,031)	(1,683)
Stock compensation expense	10,049	11,015	32,220	33,060
Depreciation and amortization	12,741	12,629	37,540	35,581
Other	139	187	345	636
Changes in operating assets and liabilities:
Increase in accounts receivable	(58,984)	(5,115)	(131,374)	(14,482)
Increase (decrease) in accounts payable and accrued expenses	23,113	(8,875)	114,036	34,815
Increase (decrease) in income taxes payable, net	2,050	30,114	(27,115)	14,640
Increase in other current assets	(3,646)	(4,702)	(5,852)	(5,278)
Net cash from operating activities	86,691	96,293	305,434	345,583
Investing Activities:
Decrease (increase) in short-term investments, net	45,832	(9,925)	(13,980)	(99,690)
Purchase of property and equipment	(8,255)	(15,482)	(26,650)	(42,691)
Escrow deposit for land acquisition	—	—	(27,101)	—
Other, net	370	306	504	1,126
Net cash from investing activities	37,947	(25,101)	(67,227)	(141,255)
Financing Activities:
Proceeds from issuance of common stock	28,452	33,615	58,469	52,092
Repurchases of common stock	(117,044)	(85,925)	(475,160)	(125,206)
Excess tax benefits from stock plans	47	—	1,031	1,683
Dividends paid	—	—	(62,807)	(61,899)
Purchase of noncontrolling interest	—	—	—	(7,730)
Distribution to noncontrolling interest	—	(1,161)	(85)	(1,161)
Net cash from financing activities	(88,545)	(53,471)	(478,552)	(142,221)
Effect of exchange rate changes on cash and cash equivalents	(16,174)	6,500	(16,827)	(12,619)
Increase (decrease) in cash and cash equivalents	19,919	24,221	(257,172)	49,488
Cash and cash equivalents at beginning of period	970,561	1,286,109	1,247,652	1,260,842
Cash and cash equivalents at end of period	$990,480	$1,310,330	$990,480	$1,310,330
Taxes paid:
Income taxes	$61,899	$62,053	$195,358	$174,199

04-November-2014	Expeditors International of Washington, Inc.	Page 5 of 7

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Business Segment Information
(In thousands)
(Unaudited)

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	ASIA PACIFIC	EUROPE and AFRICA	MIDDLE EAST and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Three months ended September 30, 2014:
Revenues from unaffiliated customers	$438,882	55,209	22,962	850,855	253,683	83,514	—	1,705,105
Transfers between geographic areas	24,847	2,867	5,194	12,965	9,492	5,427	(60,792)	—
Total revenues	$463,729	58,076	28,156	863,820	263,175	88,941	(60,792)	1,705,105
Net revenues	$215,320	27,323	16,792	149,069	79,007	25,745	—	513,256
Operating income	$68,972	7,779	4,890	57,409	14,413	5,668	—	159,131
Identifiable assets	$1,333,124	113,621	53,939	733,776	506,442	173,455	11,696	2,926,053
Capital expenditures	$3,171	361	369	2,942	1,042	370	—	8,255
Depreciation and amortization	$8,369	303	226	2,030	1,389	424	—	12,741
Equity	$1,074,837	75,848	34,218	454,982	199,751	97,476	(33,182)	1,903,930
Three months ended September 30, 2013:
Revenues from unaffiliated customers	$396,764	52,962	22,136	777,845	212,507	75,752	—	1,537,966
Transfers between geographic areas	22,065	2,911	5,643	12,081	9,358	4,473	(56,531)	—
Total revenues	$418,829	55,873	27,779	789,926	221,865	80,225	(56,531)	1,537,966
Net revenues	$199,107	26,255	15,627	147,477	70,949	25,487	—	484,902
Operating income	$55,627	8,524	5,317	57,975	11,894	6,976	—	146,313
Identifiable assets	$1,694,366	102,713	52,785	663,584	438,711	142,843	3,561	3,098,563
Capital expenditures	$12,463	639	147	1,250	703	280	—	15,482
Depreciation and amortization	$7,608	211	210	2,343	1,534	723	—	12,629
Equity	$1,423,598	63,351	30,637	439,719	181,134	75,444	(33,153)	2,180,730

Nine months ended September 30, 2014:
Revenues from unaffiliated customers	$1,256,075	162,136	65,594	2,346,073	725,833	240,180	—	4,795,891
Transfers between geographic areas	67,266	7,829	15,965	37,367	27,917	15,527	(171,871)	—
Total revenues	$1,323,341	169,965	81,559	2,383,440	753,750	255,707	(171,871)	4,795,891
Net revenues	$607,508	79,017	48,797	420,788	230,702	75,744	—	1,462,556
Operating income	$180,650	23,155	14,425	161,686	39,698	17,163	—	436,777
Identifiable assets	$1,333,124	113,621	53,939	733,776	506,442	173,455	11,696	2,926,053
Capital expenditures	$12,646	1,047	841	7,975	3,156	985	—	26,650
Depreciation and amortization	$24,100	879	665	6,246	4,352	1,298	—	37,540
Equity	$1,074,837	75,848	34,218	454,982	199,751	97,476	(33,182)	1,903,930
Nine months ended September 30, 2013:
Revenues from unaffiliated customers	$1,166,633	161,317	63,421	2,221,264	621,040	220,723	—	4,454,398
Transfers between geographic areas	65,308	7,971	16,133	34,316	27,427	13,359	(164,514)	—
Total revenues	$1,231,941	169,288	79,554	2,255,580	648,467	234,082	(164,514)	4,454,398
Net revenues	$572,959	75,476	45,560	424,466	212,631	73,689	—	1,404,781
Operating income	$161,290	23,023	14,007	165,640	35,433	19,017	—	418,410
Identifiable assets	$1,694,366	102,713	52,785	663,584	438,711	142,843	3,561	3,098,563
Capital expenditures	$22,196	1,534	551	14,858	2,464	1,088	—	42,691
Depreciation and amortization	$21,641	615	680	6,314	4,713	1,618	—	35,581
Equity	$1,423,598	63,351	30,637	439,719	181,134	75,444	(33,153)	2,180,730

04-November-2014	Expeditors International of Washington, Inc.	Page 6 of 7

Net Revenues (Non-GAAP measure)

We commonly refer to the term “net revenues” when commenting about our Company and the results of its operations. Net revenues are a Non-GAAP measure calculated as revenues less directly related operations expenses attributable to the Company's principal services. We believe that net revenues are a better measure than are total revenues when analyzing and discussing our effectiveness in managing our principal services since total revenues earned as a freight consolidator must consider the carriers' charges to us for carrying the shipment, whereas revenues earned in other capacities include primarily the commissions and fees earned by us. Net revenue is one of our primary operational and financial measures and demonstrates our ability to concentrate and leverage purchasing power through effective consolidation of shipments from customers utilizing a variety of transportation carriers and optimal routings. Using net revenues also provides a commonality for comparison among various services. The following table presents the calculation of net revenues.

	Three months ended		Nine months ended
	September 30,		September 30,
(in thousands)	2014	2013	2014	2013
Total revenues	$1,705,105	$1,537,966	$4,795,891	$4,454,398
Expenses:
Airfreight services	516,969	466,699	1,503,064	1,414,634
Ocean freight and ocean services	475,460	409,649	1,266,551	1,135,299
Customs brokerage and other services	199,420	176,716	563,720	499,684
Net revenues	$513,256	$484,902	$1,462,556	$1,404,781

04-November-2014	Expeditors International of Washington, Inc.	Page 7 of 7